UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2017

Cliffs Natural Resources Inc.
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Notes Offering
On July 31, 2017, Cliffs Natural Resources Inc. (the “Company”) announced that it intends to offer to sell $575.0 million aggregate principal amount of senior guaranteed notes (the “Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). This announcement was contained in a press release, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Notes or any other securities. The Notes will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
Tender Offer
On July 31, 2017, the Company also announced the commencement of a cash tender offer for any and all of its outstanding 8.250% senior secured notes due 2020 (the “Senior Secured Notes”) for a purchase price of $1,123.75 for each $1,000 principal amount of Senior Secured Notes that are validly tendered and not validly withdrawn before the expiration time, which is scheduled to be 5:00 p.m., New York City time, on August 4, 2017. This announcement was contained in a press release, a copy of which is filed as Exhibit 99.2 and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Senior Secured Notes or any other securities.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release announcing senior notes offering, dated July 31, 2017
99.2	Press release announcing commencement of tender offer, dated July 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

Date:	July 31, 2017	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing senior notes offering, dated July 31, 2017
99.2	Press release announcing commencement of tender offer, dated July 31, 2017